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                                                                    Exhibit 10.9



                                AMENDMENT TO THE
               FIRST AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


         THIS AMENDMENT TO THE FIRST AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (this "AMENDMENT"), dated as of this 21st day of July, 2000, between WORLDGATE COMMUNICATIONS, INC., a Delaware corporation (the "Company"), Citicorp ("CITICORP"), Hal Krisbergh ("KRISBERGH") and David Wachob ("WACHOB" and together with Citicorp and Krisbergh, the "Stockholders"). All terms used herein have the meanings assigned to them in the Stockholders Agreement (as defined below) unless otherwise defined herein.

                             W I T N E S S E T H:

         WHEREAS, the Company, the Stockholders and certain other persons are parties to the First Amended and Restated Stockholders Agreement (the "STOCKHOLDERS AGREEMENT");

         WHEREAS, the Founding Stockholders, Citicorp and certain officers of the Company are the only stockholders of the Company that continue to hold Registrable Securities;

         WHEREAS, the Company intends to file a registration statement (the "MSO REGISTRATION STATEMENT") on Form S-3 under the Securities Act covering the registration of the resale of up to 2,000,000 shares of common stock of the Company issued to each of Adelphia Communications Corporation, Charter Communications, Inc., Comcast Corporation and Cox Communications, Inc., or their respective affiliates (each an "MSO"), pursuant to certain Common Stock Purchase Agreements between the Company and such MSO;

         WHEREAS, the Stockholders desire to waive the "piggyback" registration rights under Article VII of the Stockholders Agreement in connection with the MSO Registration Statement; and

         WHEREAS, the Stockholders and the Company wish to enter into this Amendment to amend the Stockholder's Agreement to clarify the registration rights of the Stockholders.

         NOW, THEREFORE, in consideration of the premises herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:


      1. WAIVER. In connection with the filing of the MSO Registration Statement, each Stockholder irrevocably waives the obligation of the Company to:

         (a) provide notice, as provided in Section 7.1(a) of the Stockholders Agreement, to any holder of Registrable Securities; and


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         (b) register any Registrable Securities held by any holder of
Registrable Securities pursuant to Section 7.1 of the Stockholder's Agreement.

      2. MSO REGISTRATION STATEMENT. Notwithstanding any restriction in Section
7.2 or 7.3 of the Stockholder's Agreement to the contrary, the Holders shall not be precluded from exercising their demand registration rights pursuant to
Section 7.2 or their rights to request registration on Form S-3 pursuant to
Section 7.3 as a result of the filing or effectiveness of the MSO Registration Statement.

      3. AMENDMENT OF STOCKHOLDERS AGREEMENT. Section 7.2(b) of the Stockholders Agreement is hereby amended in its entirety as set forth below (marked to show changes from the Stockholders Agreement):


                  " (b) If any registration pursuant to this SECTION 7.1 is an underwritten registration, and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and other securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the offering of securities, the Company shall include in such registration Registrable Securities and such other securities held by other holders (the "Additional Securities") in the following order of priority (assuming any such securities are included):
      (i) first, the securities the Company proposes to sell, if any, (ii) to the holder of securities of the Company that requested a demand registration as to which such underwritten registration applies, if applicable, and (iii) pro rata among all of the holders of the Registrable Securities, taken as a whole, and holders of Additional Securities based on the number of shares proposed to be included therein by such holders. The number of Registrable Securities held by the Holders shall be further allocated among the Holders as follows, unless the Holders holding a majority of the Series A Conversion Stock, Series B Conversion Stock and Series C Conversion Stock voting together as a class otherwise agree: (i) first, the Registrable Securities requested to be included therein by each Holder, PRO RATA among such Holders on the basis of the number of Registrable Securities held by each such Holder, up to the number of Registrable Securities that will result in aggregate net proceeds to such Holder equal to (A) the Original Series A Purchase Price for any Holder who is a Series A Stockholder, (B) the Original Series B Purchase Price for any Holder who is a Series B Stockholder and (C) the Original Series C Purchase Price for any Holder who is a Series C Stockholder; (ii) second, the Registrable Securities requested to be included therein by each Management Stockholder, PRO RATA among such Management Stockholders on the basis of the number of Registrable Securities held by each such Management Stockholder, up to such number of Registrable Securities that will result in aggregate net proceeds to such Management Stockholder from all offerings equal to his proportionate share of the $2,000,000 valuation for all Management Stockholders' securities; PROVIDED, that in no event shall the number of Registrable Securities included in the offering by the Holders and Management Stockholders exceed the number of securities, if any, that the underwriters determine would not adversely affect the orderly sale and distribution of the



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      securities being sold by the Company for its own account. Any Registrable
      Securities that are available for registration after the allocations under clauses (i) and (ii) of this SECTION 7.1(B) shall be allocated among the Holders and Management Stockholders requesting registration on a PRO RATA basis. If the Holders elect not to register the maximum number of Registrable Securities allocated to them under clause (i) of this SECTION 7.1(B), then excess Registrable Securities not registered by them shall be allocated to the Management Stockholders on a PRO RATA basis. Similarly, if the Management Stockholders elect not to register the maximum number of Registrable Securities allocated to them under clause (ii) of this SECTION 7.1(B), then the excess Registrable Securities not registered by them shall be allocated to the Holders on a PRO RATA basis."

      2. STOCKHOLDER'S AGREEMENT. Except as specifically provided in this Amendment, Article VII of the Stockholders Agreement shall remain in full force and effect. All references to the Stockholders Agreement in any other document or instrument shall be deemed to mean such Stockholders Agreement as amended by this Amendment. The Company and each holder of Registrable Securities shall be bound by the terms and obligations of Article VII of the Stockholders Agreement, as amended by this Agreement, as through the terms and obligations of Article VII of the Stockholders Agreement is set forth herein.

      3. COUNTERPARTS; FACSIMILE SIGNATURES. This Amendment may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement. For purposes of this Amendment, a facsimile of an executed counterpart shall constitute an original.



                            [SIGNATURE PAGE FOLLOWS]


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         IN WITNESS WHEREOF, and intending to be legally bound hereby, the undersigned have executed this Amendment as of the day and year first above written.


                                    WORLDGATE COMMUNICATIONS, INC.


                                    By: /s/
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    CITICORP


                                    By: /s/
                                        --------------------------------------
                                        Name:
                                        Title:



                                    /s/ Hal Krisbergh
                                    -------------------
                                    HAL KRISBERGH



                                    /s/ David Wachob
                                    ----------------
                                    DAVID WACHOB